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                                    EXHIBIT 1

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    NAME AND POSITION WITH       RESIDENCE OR BUSINESS ADDRESS     PRESENT PRINCIPAL OCCUPATION OR          CITIZENSHIP
     REPORTING CORPORATION                                         EMPLOYMENT (ALONG WITH THE NAME,
                                                                PRINCIPAL BUSINESS AND ADDRESS OF ANY
                                                                 CORPORATION OR OTHER ORGANIZATION IN
                                                                 WHICH SUCH EMPLOYMENT IS CONDUCTED)
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

Robert Chase                     535 Newcroft Place             President, Chief Executive Officer      Canadian
Chairman and Director            West Vancouver, BC             and director of Lexacal Investment
                                 V7T 1W9  Canada                Corp. (investment company), 2200- 885
                                                                West Georgia Street, Vancouver, BC
                                                                V6C 3E8]
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Kelly Edmison                    5592 Alma Street               President and Chief Executive Officer   Canadian
President & Chief Executive      Vancouver, BC                  of the Reporting Corporation
Officer and Director             V8N 3Z2  Canada
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Brian Edgar                      5226 Connaught Drive           Principal of Rand Edgar Investment      Canadian
Director                         Vancouver, BC                  Corp. (investment company), 2200- 885
                                 V6M 3G4  Canada                West Georgia Street, Vancouver, BC
                                                                V6C 3E8]
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William Rand                     2136 S.W. Marine Drive         Principal of Rand Edgar Investment      Canadian
Director                         Vancouver, BC                  Corp. (investment company), 2200- 885
                                 V6P 6B5  Canada                West Georgia Street, Vancouver, BC
                                                                V6C 3E8]
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Stephen Shaver                   1340 Contour Drive             President,   Disha  Inc.   (investment  Canadian
Director                         Mississauga, ON                company),  20  Toronto  Street,  Suite
                                 L5H 1B2  Canada                810, Toronto, ON  M5C 2B8
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Mark Sampson                     6207 Imperial Avenue           Vice-President of the Reporting         Canadian
Vice-President - Corporate       West Vancouver, BC             Corporation
Development                      V7W 2J2 Canada
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David Roberts                    513 East 13th Street           Vice-President of the Reporting         Canadian
Vice-President - Life-Sciences   North Vancouver, BC            Corporation
                                 V7L 2M3 Canada
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Par Sibia                        1023 8th Avenue                Accountant of Rand Edgar Investment     Canadian
Chief Financial Officer          New Westminster, BC            Corp. (investment company), 2200- 885
                                 V3M 2R5  Canada                West Georgia Street, Vancouver, BC
                                                                V6C 3E8

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